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                                                             Exhibit 99.B(d)(51)

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                        MARTINGALE ASSET MANAGEMENT, L.P.

             AS OF DECEMBER 9, 2002, AS AMENDED ON DECEMBER 9, 2003

                       SEI INSTITUTIONAL INVESTMENTS TRUST

                                 SMALL CAP FUND
                            SMALL/MID CAP EQUITY FUND


SEI Investments Management Corporation   Martingale Asset Management, L.P.
                                                By: Martingale Asset Management
                                                Corporation, its General Partner

By:    /s/ Timothy D. Barto              By:    /s/ Arnold S. Wood
       ---------------------------              ---------------------------

Name:  Timothy D. Barto                  Name:  Arnold S. Wood
       ---------------------------              ---------------------------

Title: Vice President                    Title: President & CEO
       ---------------------------              ---------------------------

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                                   SCHEDULE B
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                        MARTINGALE ASSET MANAGEMENT, L.P.

             AS OF DECEMBER 9, 2002, AS AMENDED ON DECEMBER 9, 2003

Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

     SEI INSTITUTIONAL INVESTMENTS TRUST

          Small Cap Fund
          Small/Mid Cap Equity Fund

Agreed and Accepted:

SEI Investments Management Corporation   Martingale Asset Management, L.P.
                                                By: Martingale Asset Management
                                                Corporation, its General Partner

By:    /s/ Timothy D. Barto              By:    /s/ Arnold S. Wood
       ---------------------------              ---------------------------

Name:  Timothy D. Barto                  Name:  Arnold S. Wood
       ---------------------------              ---------------------------

Title: Vice President                    Title: President & CEO
       ---------------------------              ---------------------------

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